EXHIBIT 10.3

Execution Version

WARRANT PURCHASE AGREEMENT

by and among

FULL HOUSE RESORTS, INC.

and

THE PURCHASERS NAMED HEREIN

Dated as of May 13, 2016

12F.	Successors and Assigns	23
12G.	Severability	23
12H.	Entire Agreement	23
12I.	Counterparts	23
12J.	Descriptive Headings; Interpretation	23
12K.	Governing Law	24
12L.	MUTUAL WAIVER OF JURY TRIAL	24
12M.	Specific Enforcement	24
12N.	No Third Party Beneficiaries	25
12O.	Public Announcements	25
12P.	Notices	25
12Q.	No Strict Construction	25
12R.	Delivery by Facsimile or PDF	26

LIST OF EXHIBITS

Exhibit A.	Form of Warrant

Exhibit B.	Form of Assignment

Exhibit C.	Form of Joinder

Exhibit D.	Purchase Price Allocation

WARRANT PURCHASE AGREEMENT
THIS WARRANT PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of May 13, 2016 by and among Full House Resorts, Inc., a Delaware corporation (the “Company”), and the Persons listed on the Schedule of Purchasers attached hereto (collectively referred to herein as the “Purchasers” and individually as a “Purchaser”). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.
WHEREAS, the Company and the Purchaser are parties to that certain Amended and Restated Second Lien Credit Agreement by and among the Company, the Purchasers, ABC Funding, LLC, a Delaware limited liability company, in its capacity as administrative agent, and the other parties thereto, of even date herewith (as amended, amended and restated, replaced or otherwise modified, the “Credit Agreement”); and
WHEREAS, as a condition to entering into the Credit Agreement and making loans pursuant thereto, the Purchasers desire to purchase from the Company, and the Company desires to sell to the Purchasers, the Warrants, on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the Purchasers and the Company hereby agree as follows:
Section 1.    Authorization; Purchase and Sale; Closing.
1A.    Authorization of the Warrants. The Company shall obtain all necessary authority from its Board of Directors for the issuance and sale to the Purchasers of the Warrants containing the terms and conditions and in the forms set forth in Exhibit A attached hereto and shall authorize the issuance of, and reserve (and at all times maintain reserved) for issuance, a sufficient number of Shares for issuance upon the exercise thereof.

1B.    Purchase and Sale of the Warrants. At the Closing (as defined below), the Company shall sell to each Purchaser, and, subject to the terms and conditions set forth herein, each Purchaser shall purchase from the Company, the Warrant set forth opposite such Purchaser’s name on the Schedule of Purchasers attached hereto, free and clear of any Liens, for the aggregate purchase price set forth opposite such Purchaser’s name on the Schedule of Purchasers attached hereto. The sale of each Warrant to the applicable Purchaser shall constitute a separate sale hereunder.

1C.    The Closing. The consummation of the separate purchases and sales of the Warrants (the “Closing”) shall take place electronically via the exchange of documents and signatures on the date hereof. At the Closing, the Company shall execute and deliver to each Purchaser the Warrant to be purchased by such Purchaser, and each Purchaser shall purchase the Warrant to be purchased by such Purchaser by payment of the purchase price therefor by wire transfer of immediately available funds to an account designated by the Company prior to the Closing.

Section 2.    Conditions of the Purchaser’s Obligation at the Closing. The obligation of each Purchaser to purchase and pay for the Warrant to be purchased by such

Purchaser at the Closing is subject to the satisfaction as of the Closing of the following conditions:

2A.    Sale of the Warrant to the Purchaser. The Company shall have simultaneously sold to each Purchaser the Warrant to be purchased by such Purchaser hereunder at the Closing and shall have received payment therefor in full as provided herein.

2B.    Credit Agreement. The Credit Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified and the financing contemplated thereby shall have been consummated substantially simultaneously with the Closing hereunder in accordance with the terms of the Credit Agreement.

2C.    Litigation. There shall not exist (I) any order, decree, judgment, ruling or injunction which restrains the consummation of the transactions contemplated by this Agreement and the Warrants; or (II) any litigation that shall be pending or threatened against the Company as of the Closing Date which could reasonably be expected to have a Material Adverse Effect (as defined in the Credit Agreement).

2D.    Governmental Consents and Approvals. The Company shall have obtained all Governmental Authorizations (including all applicable tribal, gaming, horse racing and video lottery licenses and permits) and all consents of other Persons in each case that are necessary to have been obtained prior to the Closing Date in connection with the transactions contemplated by this Agreement and the continued operation of the business conducted by the Company in substantially the same manner as conducted prior to the Closing Date; including all Regulatory Requirements. Each such Governmental Authorization or consent shall be in full force and effect, except in a case where the failure to obtain or maintain a Governmental Authorization or consent, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect (as defined in the Credit Agreement).

2E.    Waiver. Subject to satisfaction of any applicable Regulatory Requirements, any condition specified in this Section 2 may be waived if consented to by the Requisite Majority Purchasers.

Section 3.    Representations and Warranties of the Company. As a material inducement to the Purchaser to enter into this Agreement and purchase the Warrant hereunder, the Company hereby represents and warrants as follows:

3A.    Additional Representations. The Company hereby represents and warrants to the Purchaser that as of the Closing each of the representations and warranties set forth in Section 4.01 of the Credit Agreement (which are incorporated herein by reference as if set forth herein in their entirety, together with all applicable definitions for terms used therein, mutatis mutandis) are true and correct.

Section 4.    Preemptive Rights. If the Company or any of its Subsidiaries sells, issues or grants any Equity Securities to any Person (other than a sale by a Subsidiary to the Company or one of its wholly-owned Subsidiaries or any Excluded Issuance), the Company shall deliver to each Warrantholder no later than twenty (20) business days prior to the date of such sale, issuance or grant a notice describing in reasonable detail the securities being offered, the purchase price thereof, the material terms of such Equity Securities and sale, issue or grant and such holder’s Proportional Share (as defined below) (the “Rights Notice”) and offering to sell, issue and/or grant to each Warrantholder a portion of such Equity Securities equal to the quotient of (i) the number of Shares issuable pursuant to Warrants held by such Warrantholder, divided by (ii) the number of Shares outstanding (such Warrantholder’s “Proportional Share”), at the most favorable price and on the most favorable terms as such Equity Securities are to be offered to any other Persons; provided that, if all Persons entitled to purchase or receive such Equity Securities are required to also purchase other securities of the Company or any of its Subsidiaries, then the holders exercising rights pursuant to this Section 4 shall also be required to purchase the same strip of securities (on the same terms and conditions) that such other Persons are required to purchase; provided further that such preemptive right shall not extend to Equity Securities that are issued by the Company by reason of a share split or dividend or distribution upon Company Securities payable in Company Securities. The purchase price for all securities offered to Warrantholders hereunder shall be payable in cash or, to the extent consistent with the terms offered to any other Persons, installments over time or such other form of consideration as shall be agreed to by the Requisite Majority Purchasers. In order to exercise its preemptive rights hereunder, a Warrantholder must, within ten (10) days after receipt of a Rights Notice in accordance with this Section 4, deliver a written notice to the Company exercising its preemptive rights hereunder. If, after the expiration of the ten (10) day period described in the foregoing sentence with respect to a Rights Notice, a Warrantholder has not delivered written notice to the Company exercising its preemptive rights hereunder with respect to such Rights Notice, then the preemptive rights of such Warrantholder with respect to the Equity Securities issued as set forth in such Rights Notice shall expire and have no further force or effect. To the extent any Warrantholder exercises such Warrantholder’s rights pursuant to this Section 4, there shall be no adjustment to the number of Shares issuable upon exercise of such Warrant pursuant to Section 2 of the Warrants. Warrantholder acknowledges and agrees that it shall not dispose of any Company Securities pursuant to a Short Sale from the date on which it receives a Rights Notice until the date that the transaction set forth in such Rights Notice has been consummated or abandoned. Notwithstanding the foregoing provisions of this Section 4, if the Board of Directors determines that the Company should, in the best interests of the Company and its members, issue new Equity Securities that would otherwise be required to be offered to the Warrantholders pursuant to this Section 4 prior to their issuance, the Company may issue such new Equity Securities without first complying with the provisions of this Section 4; provided, however, that promptly (but in any event no later than the earlier of (i) thirty (30) days after such issuance and (ii) thirty (30) days before any subsequent Liquidity Event or Organic Change (both, as defined in the Warrant)) the Company shall offer to each Warrantholder the opportunity to purchase the number of new Equity Securities that such Warrantholder would have been entitled to purchase in connection with such initial issuance of Equity Securities (grossed up to reflect the actual number of Equity Securities actually sold), on terms and conditions no less favorable to each Warrantholder than those necessary to achieve the same economic effect as if such offer would have been made in compliance with foregoing provisions of this Section 4. Any sale, issuance or grant pursuant to this Section 4 shall occur on the tenth (10th) day following satisfaction of any applicable Regulatory Requirements, and the Company shall use commercially reasonable efforts to satisfy any Regulatory Requirements applicable to such sale, issuance or grant in accordance with this Section 4 as soon as practicable.

Section 5.    Transfers of Warrants.

5A.    Transfers Generally.

(i)    Free Transfer. Subject to the terms of this Section 5A and to the satisfaction of any applicable Regulatory Requirements necessary in connection with a Transfer, the Warrants shall be freely Transferable in whole or in part, in the minimum amount representing in the aggregate five percent (5%) of the Shares issuable upon exercise of the Transferred Warrant.

(ii)    Warrant Registrar. The Company shall maintain a current register of the Warrants and of their Transfers. Upon request by a Warrantholder Transferor or Transferee and subject to compliance with applicable Regulatory Requirements, the Company shall reflect in its register of Warrants each Transfer. If requested by a Warrantholder Transferor or Transferee, upon delivery to the Company of (a) a Warrant certificate, (b) a duly executed instrument of transfer in the form attached as Exhibit B, and (c) where the Transferee is not already a party to this Agreement, a written instrument of joinder in the form attached as Exhibit C, and following satisfaction of any applicable Regulatory Requirements necessary in connection with a Transfer, the Company shall execute and redeliver to the Transferee one or more Warrants (in the form of Exhibit A) representing the Shares issuable upon exercise of the Transferred Warrant and the warrant percentage of the Transferred Warrant; provided that, if less than the entirety of the Warrant (measured by the number of Shares issuable upon exercise thereof or warrant percentage) is Transferred, then the Company shall deliver to the Transferee and Transferor Warrants (in the form of Exhibit A) representing in the aggregate the Shares issuable upon exercise of the Transferred Warrant and the warrant percentage of the Transferred Warrant, divided between the Transferee and Transferor as set forth in the instrument of transfer. All Warrants issued upon any registration of Transfer shall be duly authorized, executed and issued, entitled to the same benefits under this Agreement as Warrants surrendered upon Transfer. No failure of the Company to execute and issue a Warrant reflecting a Transfer shall affect the validity of a Transfer. No charge, fee or expense shall be payable by the Transferor or Transferee in connection with any Transfer.

(iii)    Certificates. Each certificate or instrument representing Warrant Securities (if any) shall be imprinted with legends in substantially the following form on both its front and back:

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE WERE ORIGINALLY ISSUED ON ___, 2016. NEITHER THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE NOR THE SHARES OBTAINABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT, (2) IN

ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS, AND (3) IN ACCORDANCE WITH APPLICABLE STATE GAMING LAWS.
THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OBTAINABLE UPON EXERCISE HEREOF ARE SUBJECT TO A WARRANT PURCHASE AGREEMENT, DATED AS OF MAY 13, 2016 (THE “WARRANT AGREEMENT”), BY AND AMONG THE ISSUER AND THE OTHER PERSONS NAMED THEREIN, AS SUCH WARRANT AGREEMENT MAY BE AMENDED, RESTATED OR MODIFIED FROM TIME TO TIME, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE WARRANT AGREEMENT, AND ANY TRANSFEREE OF THESE SECURITIES SHALL BE SUBJECT TO (AND HAVE RIGHTS UNDER) THE TERMS OF THE WARRANT AGREEMENT. A COPY OF THE WARRANT AGREEMENT IS MAINTAINED WITH THE COMPANY RECORDS OF THE ISSUER AND IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE ISSUER.
HOLDING, TRANSFERRING AND EXERCISING THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OBTAINABLE UPON EXERCISE HEREOF ARE SUBJECT TO ADDITIONAL LIMITATIONS SET FORTH HEREIN, UNDER THE WARRANT AGREEMENT, AND UNDER APPLICABLE STATE GAMING LAWS.
THE SECURITIES OBTAINABLE UPON EXERCISE OF THIS WARRANT MAY INCREASE OR DECREASE UPON THE OCCURRENCE OF CERTAIN EVENTS SPECIFIED HEREIN AND IN THE WARRANT AGREEMENT. ACCORDINGLY, THE ACTUAL NUMBER OF SHARES OBTAINABLE UPON EXERCISE OF THIS WARRANT MAY BE MORE OR LESS THAN THE AMOUNT INITIALLY ISSUABLE ON THE FACE HEREOF.
provided, for the avoidance of doubt, that references to the term “Warrant” shall be modified as required to reflect the nature of such Warrant Security if such Warrant Security is not a Warrant. Each certificate or instrument representing Warrants (if any) shall be imprinted with a legend in substantially the following form:
“THE SECURITIES OBTAINABLE UPON EXERCISE OF THIS WARRANT MAY INCREASE OR DECREASE UPON THE OCCURRENCE OF CERTAIN EVENTS SPECIFIED HEREIN AND IN THE WARRANT AGREEMENT. ACCORDINGLY, THE ACTUAL NUMBER OF SHARES OBTAINABLE UPON EXERCISE OF THIS WARRANT MAY BE MORE OR LESS THAN THE AMOUNT INITIALLY ISSUABLE ON THE FACE HEREOF.”
Notwithstanding the foregoing, the Company agrees that, upon the Securities and Exchange Commission declaring a registration statement covering a Warrant Security (or security that no longer qualifies as a Warrant Security) effective, or upon a Warrant Security (or security that no longer qualifies as a Warrant Security) being sold pursuant to Rule 144 or becoming eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions, or otherwise if and when any legend set forth above ceases to be applicable to any Warrant Security (or security that no longer qualifies as a Warrant Security), the holder thereof shall be entitled to receive from the Company, without expense, new securities certificates of like tenor not bearing such legend.
(iv)    Replacement Certificate. If any mutilated certificate evidencing a Warrant is surrendered to the Company, or if a Warrantholder delivers to the Company evidence of the destruction, loss or theft of any certificate evidencing a Warrant (it being understood that the written affidavit of destruction, loss or theft shall be a sufficient evidence thereof), then the Company shall execute and redeliver to such Warrantholder a replacement certificate (in the form of Exhibit A) representing the Shares issuable upon exercise of the destroyed, lost or stolen certificate. The Warrants evidenced by any replacement certificate shall be entitled to all of the benefits of this Agreement equally and proportionately with all other Warrants duly issued hereunder.

(v)    Lender Rights. No Transfer of Warrant Securities shall modify or affect or terminate any rights and obligations of a Warrantholder (or an Affiliate of a Warrantholder) in any other capacity (including any current or former Warrantholder’s or its Affiliate’s capacity as an Administrative Agent or Lender under the Credit Agreement and the agreements, instruments and other documents contemplated thereby).

(vi)    Prohibition of Certain Consequences Upon Transfer. No Transfer of Warrant Securities shall materially violate the Securities Act of 1933, as amended, or any other applicable Federal, state or non-United States securities laws, rules or regulations.

5B.    Registration Rights.

(i)    Registration Rights. At any time after the second anniversary of this Agreement, the Company shall promptly register all of the Warrant Securities for resale by the applicable holder thereof on Form S-1 or Form S-3 upon the written request of the Requisite Majority Purchasers (a “Demand Registration”). At any time after the exercise of the Warrant, whenever the Company proposes to register any of its securities for sale for cash under the Securities Act (other than pursuant to a registration on Form S-8 or any successor form) and the registration form to be used may be used for the registration of Warrant Securities (a “Piggyback Registration,” and in addition to a Demand Registration, each a “Registration”), the Company shall give prompt written notice to the Requisite Majority Purchasers of its intention to effect such a registration and, subject to Section 5B(iii) and Section 5B(iv), shall include in such registration (and in all related registrations or qualifications under blue sky laws and in compliance with other registration requirements and in any related underwriting) all Registrable Securities.

(ii)    Expenses. All expenses incident to the Company’s performance of or compliance with this Section 5B, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, filing expenses, printing expenses, messenger and delivery expenses, fees and disbursements of custodians and fees and disbursements of counsel and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company and the holders of Registrable Securities shall be borne by the Company, whether or not such registration has become effective, and the Company also shall pay all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Notwithstanding anything to the contrary contained herein, each seller of securities pursuant to a registration under this Agreement shall bear and pay all underwriting discounts, commissions and taxes applicable to the securities sold for such seller’s account and any fees and disbursements of counsel for such seller.

(iii)    Priority on Primary Piggyback Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in an orderly manner in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then the Company shall include in such registration only that number of securities which in the opinion of the underwriters can be sold in an orderly manner in such offering without adversely affecting the marketability of the offering at such price and with such timing or method of distribution, with priority for inclusion to be determined as follows: (i) first, the securities the Company proposes to sell, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, and (ii) second, any Registrable Securities requested to be included in such registration and any other securities requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder or in such manner as they may otherwise agree.

(iv)    Priority on Secondary Piggyback Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than holders of Registrable Securities, and if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in an orderly manner in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then the Company shall include in such registration only that number of securities which in the opinion of the underwriters can be sold in an orderly manner in such offering without adversely affecting the marketability of the offering at such price and with such timing or method of distribution, with the priority for inclusion to be determined pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder.

(v)    Underwriters.

(a)    Selection of Underwriters. If any Registration is an underwritten offering, the Company shall select the investment banker(s) to act as the managing underwriter or underwriters in connection with such offering.

(b)    Lock-up Agreement. Each holder of Registrable Securities agrees that in connection with any underwritten offering, and upon the request of the managing underwriter in such offering, such holder shall not, without the prior written consent of such managing underwriter, from the date of the preliminary prospectus for such underwritten offering until the date specified by such managing underwriter (such period not to exceed ninety (90) days from the effective date of such registration), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. This Section 5B(v) shall be applicable to the holders of Registrable Securities only if all officers and directors of the Company are subject to the same restrictions. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. Notwithstanding anything to the contrary contained in this Section 5B(v), each holder of Registrable Securities shall be released from any lock-up agreement entered into pursuant to this Section 5B(v) in the event and to the extent that the Company notifies each holder of Registrable Securities that it does not intend to proceed with such underwritten offering or determines to withdraw such registration, which such notice shall be delivered to each such holder promptly following such determination. Nothing in this Section 5B(v)(b) shall prohibit or restrict the Requisite Majority Purchasers from exercising their Put Right pursuant to Section 3 of the Warrants or any Warrantholder from redeeming its Warrants thereunder.

(vi)    Subsidiary Public Offering. If, after an initial public offering of the capital stock or other Equity Securities of one of its Subsidiaries, the Company distributes securities of such Subsidiary to its equity holders, then the rights of holders hereunder and the obligations of the Company pursuant to this Agreement shall apply, mutatis mutandis, to such Subsidiary, and the Company shall cause such subsidiary to comply with such subsidiary’s obligations under this Agreement.

(vii)    Other Registration Rights. The Company represents and warrants that neither it nor any of its Subsidiaries is a party to, or otherwise bound by, any other agreement granting registration rights to any other Person with respect to any securities of the Company or any of its Subsidiaries. Except as provided to the holders of Warrant Securities in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any Equity Securities of the Company without the prior written consent of the holders of both a majority of Warrant Securities issued or issuable upon exercise of the Warrant; provided that the Company may grant rights to participate in any Registrations so long as such rights are subordinate in priority to the rights of the holders of Warrant Securities with respect to such Registrations, as provided in Section 5B(iii) and Section 5B(iv), and not otherwise inconsistent with the terms and conditions hereof. The Company shall not hereafter enter into any agreement which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(viii)    Registration Procedures. Whenever the holders of Warrant Securities have requested that any Registrable Securities be registered pursuant to this Section 5B, the

Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities hereunder in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as reasonably possible:

(a)    in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the holders of a majority of the Registrable Securities covered by such registration copies of all such documents proposed to be filed, which documents shall be subject to the review and reasonable comments of such counsel);

(b)    notify each holder of Registrable Securities of (I) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (II) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (III) the effectiveness of each registration statement filed hereunder;

(c)    prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days, or, if earlier, ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement or, in the case of a Shelf Registration, if earlier, the date as of which all of the Registrable Securities included in such registration are able to be sold within a 90-day period in compliance with Rule 144 (but in any event not before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of securities thereunder by any underwriter or dealer), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(d)    furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each free-writing prospectus (as defined in Rule 405) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e)    use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5B(viii)(e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(f)    promptly notify in writing each seller of such Registrable Securities after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company promptly shall prepare, file with the Securities and Exchange Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(g)    prepare and file promptly with the Securities and Exchange Commission, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, when any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in case any of such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

(h)    take all reasonable actions to ensure that any free-writing prospectus (as defined in Rule 405) utilized in connection with any Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(i)    cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(j)    provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement; and

(k)    in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Equity Securities included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order.

(ix)    Indemnification.

(a)    The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Warrant Securities, its officers, managers, directors, members, partners, agents, affiliates and employees and each Person who controls such holder (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or free-writing prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 5B(ix), collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each holder of Warrant Securities, its officers, managers, directors, members, partners, agents, affiliates and employees and each Person who controls such holder (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company or any managing underwriter by such holder expressly for use therein. In connection with an underwritten offering, the Company shall indemnify any underwriters or deemed underwriters, their officers, managers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Warrant Securities (or to such lesser extent that may be agreed to between the underwriters and the Company).

(b)    In connection with any registration statement in which a holder of Warrant Securities is participating, each such holder shall furnish to the Company and the managing underwriter in writing such information and affidavits as the Company or the managing underwriter reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, managers and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein; provided that in the event that a court of competent jurisdiction decides against any such allegations of untrue statements or omissions of a material fact, such holders shall be reimbursed for any amounts previously paid hereunder with respect to such allegations; provided, further, that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited for each holder to the net amount of proceeds received by such holder from the sale of Warrant Securities pursuant to such registration statement (less any amounts paid by such holder pursuant to Section 5C(ix)(d) and less any amounts paid by such holder pursuant to other indemnification and contribution provisions in connection with such registration).

(c)    Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Warrant Securities included in the registration and held by such conflicting indemnified parties, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)    Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 5B(ix)(a) or Section 5B(ix)(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of or is otherwise unenforceable with respect to any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5B(ix)(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5B(ix)(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses incurred by such indemnified party in connection with investigating or, except as provided in Section 5B(ix)(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 5B(ix)(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Warrant Securities effected pursuant to such registration (less any amounts paid by such holder pursuant to the indemnification provisions of this Section 5C(ix)(d) and less any amounts paid by such holder pursuant to other indemnification and contribution provisions in connection with such registration).

(e)    The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification and contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, manager or controlling Person of such indemnified party and shall survive the transfer of securities.

(f)    No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party an irrevocable release from all liability in respect to such claim or litigation.

Section 6.    Definitions.

6A.    Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise, and such “control” will be conclusively presumed if any Person owns fifty percent (50%) or more of the voting capital stock or other ownership interests, directly or indirectly, of any other Person; provided, that in no event will any holder of any Warrant Security be deemed an Affiliate of the Company or its Affiliates.

“Board of Directors” shall mean the board of directors of the Company.

“Common Stock” means the common stock of the Company with a par value of $0.0001 per share.

“Company Securities” means each of (i) the Common Stock of the Company, any capital stock of the Company (of any class or series) which is not limited to a fixed sum or a percentage of a par or stated value with respect to the rights of holders thereof to participate in dividends or distributions of the Company, (ii) warrants, options or other agreements, instruments or rights to purchase or otherwise acquire securities described in clause (i) of this definition, or (iii) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into securities described in clause (i) or (ii) of this definition, or (iv) any other agreements or rights granted to any Person to participate in the distributions, profits and losses of the Company, in each case measured for the purposes of this Agreement in terms of Share equivalents.

“Equity Securities” means (i) Common Stock, other Company Securities and the other units, stock or other equity interests (including classes, groups or series thereof having such relative rights, powers, and/or obligations as may from time to time be established by the Company or the governing body of its Affiliate, as the case may be, including rights, powers, and/or duties different from, senior to or more favorable than existing classes, groups and series of units, stock and other equity interests and including any so-called “profits interests”) or securities or agreements providing for profit participation features, equity appreciation rights, phantom equity or similar rights to participate in profits, warrants, options or other rights to purchase or otherwise acquire securities described in clause (i) of this definition, and (ii) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into securities described in clause (i) of this definition.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Exchange Act shall be deemed to include any corresponding provisions of future law.

“Excluded Issuance” means, in each case as approved by the Board of Directors, any issuance of Equity Securities (i) pursuant to an employee incentive plan (including Equity Securities issued upon the exercise of an option or other purchase right issued pursuant to an employee incentive plan and (ii) in connection with (A) the funding of an acquisition of another Person or (B) a joint venture or strategic alliance with another Person.

“Exercisor” means any Person exercising all or part of the purchase rights represented by a Warrant.

“Fair Market Value” means, with respect to any security, the average of the closing prices of such security’s sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by Pink OTC Markets, Inc., or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which “Fair Market Value” is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange, then the term “business days” as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any securities exchange or quoted in the over-the-counter market, and with respect to any consideration other than securities, the “Fair Market Value” shall be the fair value thereof determined jointly by the Company’s Board of Directors and the Requisite Majority Purchasers. If such parties are unable to reach agreement within a reasonable period of time, then the fair value of such consideration shall be determined (without applying any marketability, minority or other discounts) by an independent investment bank appraiser (excluding, for the avoidance of doubt, any of the “Big Four” accounting firms) experienced in valuing securities or other applicable consideration selected by the Board of Directors; provided that, if the Requisite Majority Purchasers do not provide written approval of such independent investment bank, then an investment bank nominated by the Board of Directors, on one hand, and an investment bank nominated by the Requisite Majority Purchasers, on the other hand, shall nominate a further independent investment bank appraiser (excluding, for the avoidance of doubt, any of the “Big Four” accounting firms). The independent investment bank appraiser shall be instructed to complete its valuation within 30 days and deliver its determination to the Company and each Warrantholder and shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Company. The Company shall cooperate with such appraiser, shall provide all information reasonably requested by such appraiser to determine the Fair Market Value of the applicable consideration and shall allow the Warrantholders (or their representatives) the opportunity to participate in conversations with the appraiser. For the avoidance of doubt, the Fair Market Value of Warrants shall be derived with respect to the Shares represented thereby from the Fair Market Value of the Company’s Equity Securities as a whole that would be realized in a transaction between a willing seller and a willing buyer, neither of which is acting under compulsion and assuming each has full access to relevant information, without applying any marketability, minority or other discounts.

“Gaming Board” shall mean, in any jurisdiction in which the Company or any of its Subsidiaries manages or conducts any casino, racing, gaming business, or activity, the applicable gaming board, commission or other or Governmental Entity that holds licensing or permit authority over gambling, gaming or casino activities conducted by the Company or any of its Subsidiaries within its jurisdiction or is responsible for interpreting, administering and enforcing the Gaming Laws, including, without limitation, the Mississippi Gaming Commission, the Nevada Gaming Control Board, the Nevada Gaming Commission, the Indiana Gaming

Commission, and the Colorado Division of Gaming and the Colorado Limited Gaming Control Commission.

“Gaming Laws” means those laws pursuant to which any Governmental Entity possesses regulatory, licensing or permit authority over gaming activities and operations.

“Governing Documents” means, with respect to the Company and its Subsidiaries, the certificate of incorporation, articles of organization, bylaws, limited liability company operating agreement and equivalent governing documents, as applicable.

“Governmental Authorization” shall mean any permit, license, registration, approval, finding of suitability or licensing, authorization, plan, directive, order, consent, exemption, waiver, consent order or consent decree of or from, or notice to, action by or filing with, any Governmental Authority (including any Gaming Board).

“Governmental Entity” means any government, governmental agency, department, board, bureau, office, commission, department, authority or instrumentality, or court of competent jurisdiction, whether international, foreign, provincial, domestic, federal, tribal, state or local.

“Initial Holder” means, with respect to each Warrant, the Warrantholder of such Warrant as of the Closing.

“Lender” means, when used in reference to the Credit Agreement, the Lenders (as defined in the Credit Agreement); provided, that, in the absence of a proximate, express indication of which credit agreement the terms is used in reference to, “Lender” shall have the meaning set forth in the Credit Agreement.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), any filing or agreement to a file a financing statement as debtor under the Uniform Commercial Code or any similar statute, or any subordination arrangements in favor of another Person.

“Person” means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a Governmental Entity.

“Registrable Securities” means (i) the Shares issuable, issued or acquired pursuant to this Agreement or the Warrants, and (ii) any other securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of a dividend, distribution or equity split or in connection with an exchange or a combination of equity interests, recapitalization, reclassification, merger, consolidation or other reorganization (including any membership interests issued or issuable to the holders of securities referred to in clause (i) above in connection with the conversion of the Company from a corporation to a limited liability company). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities and such Registrable Securities shall be deemed to be in existence whenever such Person has the irrevocable right to acquire such Registrable Securities (upon conversion or exercise, in connection with a Transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (i) with respect to a Demand Registration when (A) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met or (B) such securities become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1); (ii) with respect to any Registration when (X) the Securities and Exchange Commission has declared a registration statement covering such securities effective and such securities have been disposed of pursuant to such effective registration statement or (Y) such securities have ceased to be outstanding.

“Regulatory Requirement” means any notice or filing to be submitted to, any consent, approval or registration of, or any waiver, qualification, finding of suitability, licensure or exception to be provided by, any Governmental Entity (including under any applicable Gaming Laws), relating to the ownership, Transfer or exercise of Warrant Securities.

“Requisite Majority Purchasers” means the Warrantholders holding a majority of the Warrants (measured by the number of Shares issuable upon exercise in full thereof) in any form thereof.

“Securities Act” means the Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future law.

“Share” means a share of Common Stock.

“Short Sale” means “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of membership, partnership or other similar ownership interest thereof or the power to elect or appoint a majority of the managers or governing body thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, and without limitation, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the sole, or a majority of the, managing director(s), managing member(s), manager(s), board of managers or general partner of such limited liability company, partnership, association or other business entity.

“Transfer” means any direct or indirect sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law) or an offer or agreement to do the foregoing. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.

“Warrants” means, for so long as they remain outstanding, those certain warrants to acquire Shares in the form attached hereto as Exhibit A, initially issued to the Purchasers pursuant to this Agreement, together with any warrants subsequently issued in respect thereof, having the rights and obligations specified with respect to Warrants in this Agreement.

“Warrant Securities” means (i) the Warrants, (ii) the Shares issued or issuable upon the exercise of any Warrants, (iii) any other Equity Securities issued or issuable directly or indirectly with respect to the securities described in clause (i) or (ii) of this definition pursuant to this Agreement or the terms of the Warrants or by way of a share dividend, share distribution or share split or in connection with an exchange or a combination of securities, recapitalization, reclassification, merger, consolidation or other reorganization, and (iv) any other Equity Securities of the Company held at any time by Persons holding securities described in clause (i), (ii) or (iii) of this definition; provided that, as to any particular Warrant Securities, such securities shall cease to be Warrant Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) or repurchased by the Company; provided further that, as to any particular Warrant Securities, such securities shall also cease to be Warrant Securities when they have been distributed following the consummation of the Company’s initial public offering to any of the Affiliates, partners, members or other equityholder of the holder thereof.

“Warrantholder” means any owner of one or more Warrants, as reflected on the Company’s books and records.

Section 7.    Remedies. Each Warrantholder shall have all rights and remedies set forth in this Agreement and in the Warrants and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

Section 8.    Expense Reimbursement. Other than with respect to expenses arising in connection with Section 9A, which shall be payable in accordance with Section 9A, the Company shall upon demand pay or reimburse the Initial Holder of each Warrant and its Affiliates and Subsidiaries for (i) all of its reasonable and documented expenses (including reasonable and documented legal fees and expenses), from time to time arising in connection with (a) the preparation, negotiation, execution and delivery of this Agreement, the Warrants and all other documents to be delivered hereunder and thereunder, and (b) any amendments, waivers or consents pursuant to the provisions of this Agreement, the Warrants and all other documents to be delivered hereunder and thereunder, and (ii) all of its documented expenses (including documented legal fees and expenses and, at any time for so long as the Company is in breach of the terms and conditions of Section 3 of any Warrant, consultant and financial adviser fees and expenses incurred in connection with such breach), from time to time arising in connection with the enforcement of this Agreement, the Warrants and all other documents to be delivered hereunder and thereunder.

Section 9.    Regulatory and Related Matters.

9A.    Compliance with Regulatory Requirements.

(i)    The Company shall (and shall cause their respective Affiliates and Subsidiaries to) promptly and reasonably assist and cooperate with any Warrantholder, Exercisor or Transferee required to satisfy any Regulatory Requirement and shall use commercially reasonable efforts to satisfy any Regulatory Requirement applicable to the Company or its Affiliates and Subsidiaries with respect thereto (including, for the avoidance of doubt, the preparation and filing of any applications, reports and other documentation and providing information and documentation requested or required by a Governmental Entity or reasonably requested or required by a Warrantholder, Exercisor or Transferee with respect to the Company or its Affiliates or Subsidiaries); provided that nothing in this Section 9A shall obligate the Company to undertake any registration of Warrant Securities under applicable federal or state securities laws.

(ii)    Any Warrantholder, Exercisor or Transferee required to satisfy any applicable Regulatory Requirement shall (and shall cause their respective Affiliates to) promptly and reasonably assist and cooperate with the Company with respect thereto and shall use commercially reasonable efforts to satisfy any Regulatory Requirement applicable to such Warrantholder, Exercisor, Transferee or their respective Affiliates and Subsidiaries with respect thereto (including, for the avoidance of doubt, the preparation and filing of any applications pursuant to Gaming Laws, reports and other documentation and providing information and documentation requested or required by a Governmental Entity or reasonably requested or required by the Company in connection with the ownership or Transfer of Warrant Securities).

(iii)    The Company and its Subsidiaries shall take such commercially reasonable actions as may be necessary to assure that all Warrant Securities issued pursuant to this Agreement or any Warrant may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which Warrant Securities may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). Prior to undertaking any action with respect to the Warrant Securities, its Governing Documents or it business and operations which would create, alter, increase or otherwise modify any Regulatory Requirement applicable to holders of Warrants or Shares issuable thereunder with respect thereto, each of the

Company and its Subsidiaries shall, at their respective expense, promptly satisfy such Regulatory Requirements.

(iv)    Each party shall bear its own expenses and fees in connection with satisfying any Regulatory Requirement.

9B.    Restructuring. If at any time or from time to time any holder of Warrant Securities is unable to hold or Transfer Warrant Securities in a reasonably efficient and desirable manner for such holder due to applicable Regulatory Requirements, then upon request of such holder of Warrant Securities, the Company and such holder of Warrant Securities shall negotiate in good faith and enter into such agreements and comply with such Regulatory Requirements as are necessary and advisable to achieve a restructuring, reclassification, refinancing or similar transaction so as to resolve such matters and to preserve the economics intended by, and as if such holder or the applicable Transferee were to directly hold, Warrant Securities; provided, however, that under no circumstances shall the Company be required to register any Transfer of Warrant Securities with the United States Securities and Exchange Commission or any similar state Governmental Entity pursuant to this Section 9B; and provided further, that the Company shall not be required to take any action that is inconsistent with any Regulatory Requirement or that is prohibited by the applicable Gaming Board.

Section 10.    Indemnification. The Company shall (or shall cause its Subsidiaries to) indemnify and defend each Warrantholder, their respective Affiliates and the direct and indirect shareholders, partners, members, other equityholders, officers, directors, trustees, employees, advisors, agents, attorneys and controlling persons (each, an “Indemnitee”) and save and hold each Indemnitee harmless against and pay on behalf of or reimburse such Indemnitee as and when incurred for any loss, liability, cost, damage, deficiency, Tax, penalty, fine or expense, whether or not arising out of third party claims (including interest, penalties, reasonable attorneys’ fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing) (“Losses”) which any such Indemnitee may suffer, sustain or become subject to, in respect of or arising in connection with (i) any breach or inaccuracy (or breach or inaccuracy alleged by any third party) of any representation or warranty of the Company set forth in this Agreement or Warrant or (ii) any breach (or breach alleged by any third party) of any covenant or agreement of the Company set forth in this Agreement or Warrant; provided that the provisions of this Section 10 shall not obligate the Company or its Subsidiaries to the extent that Losses result from the gross negligence or willful misconduct of such Indemnitee, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

Section 11.    No Disparate Treatment. In no event shall the Company, or any of its respective Subsidiaries or Affiliates, repurchase, redeem, make any payment or withhold any payment (whether voluntary or involuntary, by delivery of cash or securities, application of offset or otherwise), or agree to any of the foregoing, with respect to any Warrant Securities, unless the same actions are taken with respect to all Warrant Securities, or the Company has obtained the prior written consent of the Requisite Majority Purchasers.

Section 12.    Miscellaneous.

12A.    Purchaser’s Investment Representations. Each Purchaser, individually (and not jointly and severally), hereby represents and warrants to the Company as follows with respect to the acquisition of the Warrant Securities on the date hereof:

(i)    Such Purchaser is acquiring the Warrant Securities hereunder for its own account with the present intention of holding such securities for investment purposes and that it has no intention of selling such securities in a public distribution in violation of federal securities laws, any applicable state securities laws or any Gaming Laws.

(ii)    Such Purchaser is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or possesses such investment experience, financial resources (including substantial income and/or net worth), and information concerning the Company and its affairs, so as not to require the protection of the registration requirements of the Securities Act and applicable state securities laws in connection with the purchase of the Warrant Securities hereunder. Such Purchaser is a sophisticated investor (or has a sophisticated purchaser representative) with such knowledge and experience in business and financial matters as will enable such Purchaser to evaluate the merits and risks of an investment in the Warrant Securities. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act, and such Purchaser is not a broker- dealer (as defined in the Exchange Act).

(iii)    Such Purchaser is able to bear the economic risk and lack of liquidity of an investment in the Warrant Securities for an indefinite period of time. Such Purchaser is aware that transfers of the Warrant Securities may not be possible because the Warrant Securities have not been registered under the Securities Act or any applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act and such applicable state securities laws or an exemption from such registration is available.

(iv)    Such Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent such Purchaser has deemed it necessary in light of such Purchaser’s knowledge of the Company’s affairs, such Purchaser has asked questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company on the terms and conditions stated herein and in the Warrants.

(v)    Such Purchaser acknowledges that the Warrant were not offered to such Purchaser by means of any form of general or public solicitation, general advertising or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar general public media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communication.

(vi)    Such Purchaser understands that the Warrants are being offered and sold in reliance on an exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Purchaser set forth in this Section 12A in order to determine the applicability of such exemption.

(vii)    Such Purchaser represents and warrants that neither the Purchaser nor any of its respective members, managers, officers, directors or employees (collectively, “Representatives”) or Affiliates has ever been denied, or had limited, terminated, suspended or revoked or voluntarily or otherwise withdrawn an application for, a gaming license by a Governmental Entity or Gaming Board. Purchaser and each of their respective Representatives and Affiliates are in good standing with the Gaming Board in each of the jurisdictions in which Purchaser or any of its respective Affiliates owns or operates gaming facilities. There are no facts that, if known to the regulators under the Gaming Laws, would (i) be reasonably likely to result in the denial, limitation, termination, suspension or revocation of a gaming license or (ii) result in a negative outcome to any finding of suitability proceedings currently pending, or in connection with the suitability or other approval proceedings necessary with respect to the Warrant. To the extent that any such Representative(s) are found to be unsuitable or advised that their application for suitability will be denied, such Representative(s) shall voluntarily withdraw such application for suitability, or otherwise transfer, their full interest in the Warrant(s) to a suitable or presumed to be suitable Representative(s).

12B.    No Avoidance of Provisions. The Company shall not by any action or inaction (including amending its Governing Documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities by the Company or any Subsidiary, or any other similar voluntary action) avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Warrantholders under this Agreement and under the Warrants against impairment.

12C.    Purchase Price Allocation. Set forth as Exhibit D is an allocation of the aggregate purchase price for the Warrants hereunder and the amount of the loans made pursuant to the Credit Agreement, made among each Purchaser’s Warrants and the loans made by such Purchaser pursuant the Credit Agreement, in accordance with the Internal Revenue Code of 1986, as amended, and Treasury regulations thereunder (and any similar provision of state, local, or non-U.S. law, as appropriate), which allocation shall be binding upon the Company. Each of the parties shall report the transaction contemplated by this Agreement (including any original issue discount calculations) in a manner consistent with such allocation for all tax purposes and none of them shall take any position (whether in audits, tax returns or otherwise) that is inconsistent with such allocation unless required to do so by applicable law.

12D.    Amendments; Waiver. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Requisite Majority Purchasers, and no waiver of any provision hereof shall be enforceable without the prior written consent of either the Requisite Majority Purchasers or the Warrantholders against whom such waiver is being enforced; provided that if any holder of Warrant Securities is treated in a manner differently than the Requisite Majority Purchasers

(whether directly or as a result of different interests in the circumstances giving rise to an amendment), then such amendment or waiver also will acquire the consent of the holders of a majority of the Warrant Securities so treated differently. No course of dealing between the Company and the holder of any Warrants issued and sold hereunder (or the holders of any securities issued upon exercise of the Warrants) or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such holders hereunder.

12E.    Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf.

12F.    Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser’s benefit as a purchaser or holder of Warrant Securities are also for the benefit of, and enforceable by, any subsequent holder of such Warrant Securities.

12G.    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

12H.    Entire Agreement. This Agreement and the agreements and documents referred to herein contain the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way (including, without limitation, any agreements entered into by any of the Purchasers or any of their respective Affiliates, on the one hand, and the Company or any of its Affiliates, on the other hand, prior to the date hereof). The terms and provisions contained in the Warrants shall constitute, and are hereby expressly made, a part of this Agreement, and the Company, by its execution and delivery of this Agreement, expressly agrees to such terms and provisions and to be bound thereby.

12I.    Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of facsimile or by electronic transmission in portable document format (pdf) or comparable electronic transmission), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

12J.    Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this

Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation and shall mean in each instance “including without limitation.” Any reference herein to a specific section, rule or regulation of or under a statute shall be deemed to include any corresponding provisions of future law.

12K.    Governing Law. The corporation laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its securityholders. Any applicable Gaming Laws of those jurisdictions where the Company and its Subsidiaries conduct gaming activities and operations shall govern all matters with respect to Gaming Laws, including Regulatory Requirements under such Gaming Laws. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Any dispute relating hereto shall be heard exclusively in the state or federal courts of New York, and the parties agree to jurisdiction and venue therein.

12L.    MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HEREUNDER. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

12M.    Specific Enforcement. The parties acknowledge and agree that irreparable damage would occur in the event that any of the covenants and agreements set forth in this Agreement or in the Warrants were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of any of the covenants and agreements set forth in this Agreement or in the Warrants and enforce specifically the terms and provisions hereof and thereof, this being cumulative and in addition to any other remedy to which any party may be entitled under law or in equity.

12N.    No Third Party Beneficiaries. Except as specifically provided herein, this Agreement is intended for the benefit of all the parties hereto (by signature or by joinder) and their respective successor and permitted assigns (including all Transferees of Warrants) and is not for the benefit of, nor may any provision hereof provide any remedy (for enforcement, damages or otherwise) to any other Person.

12O.    Public Announcements. The parties agree that no party shall (and each shall cause its Affiliates not to) make any press release or public announcement concerning the transactions contemplated by this Agreement without the prior approval of the Company and the Requisite Majority Purchasers, unless any press release or public announcement is required by law, judicial or administrative process; provided that, before a party makes any such press release or public announcement so required, to the extent practicable and in accordance with law, such party shall give the other parties reasonable prior notice and a reasonable opportunity to comment on the proposed disclosure. Notwithstanding the foregoing, if a Warrantholder or its Affiliate is an institutional investor, such Warrantholder and such Affiliate may make disclosures relating to this Agreement and the Warrants and the transactions contemplated hereby as part of their normal reporting, information, fundraising or related marketing in accordance with customary practices for institutional investment industries.

12P.    Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid) or (iii) provided that confirmation of delivery is received, upon machine-generated acknowledgment of receipt after transmittal by facsimile or email. Such notices, demands and other communications shall be sent to the Purchasers at the addresses set forth on the Schedule of Purchasers and to the Company at the addresses indicated below or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

To the Company:        Full House Resorts, Inc.
4670 S. Fort Apache Road, Suite 190
Las Vegas, NV 89147
Attention: Lewis Fanger
Chief Financial Officer
Tel. No. (702) 221-7800
Fax No. (702) 221-8101
Email: lfanger@fullhouseresorts.com

With a Copy to: Brownstein Hyatt Farber Schreck, LLP
410 Seventeenth Street - Suite 2200
Denver, CO 80202
Attention: Mark Oveson
Tel. No. (303) 223-1127
Fax No. (303) 223-0927
Email: moveson@BHFS.com

12Q.    No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

12R.    Delivery by Facsimile or PDF. This Agreement, the agreements and instruments referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of facsimile transmission or electronic transmission in pdf, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic transmission in pdf format to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission in pdf as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

* * * * * *

IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed on their behalf this Warrant Purchase Agreement on the date first written above.

THE COMPANY:

FULL HOUSE RESORTS, INC.,

By:	/s/ Daniel Lee
Name:	Daniel Lee
Its:	President and Chief Executive Officer

PURCHASERS:	SUMMIT PARTNERS CREDIT FUND, L.P.

By:	Summit Partners Credit GP, L.P.
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT FUND A-1, L.P.

By:	Summit Partners Credit GP A-1, L.P.
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT INVESTORS I, LLC

By:	Summit Investors Management, LLC
Its:	Manager

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT INVESTORS I (UK), L.P.

By:	Summit Investors Management, LLC
Its:	Manager

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT OFFSHORE INTERMEDIATE FUND, L.P.

By:	Summit Partners Credit GP, L.P.
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT FUND II, L.P.

By:	Summit Partners Credit II, L.P.
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT FUND A-2, L.P.

By:	Summit Partners Credit A-2, L.P.
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT FUND B-2, L.P.

By:	Summit Partners Credit B-2, L.P.
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT INVESTORS CREDIT II, LLC

By:	Summit Investors Management, LLC
Its:	Manager

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT INVESTORS CREDIT II (UK), L.P.

By:	Summit Investors Management, LLC
Its:	Manager

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SCHEDULE OF PURCHASERS

Purchaser	Warrant Certificate No.	Initial Number of Shares Purchasable Pursuant to the Warrant	Purchase Price
Summit Partners Credit Fund, L.P.	1	406,875	$150,543.75
Summit Partners Credit Fund A-1, L.P.	2	105,411	$39,002.07
Summit Partners Credit Offshore Intermediate Fund, L.P.	3	17,194	$6,361.78
Summit Investors I, LLC	4	2,708	$1,001.96
Summit Investors I (UK), LP	5	352	$130.24
Summit Partners Credit Fund II, L.P.	6	326,326	$120,740.62
Summit Partners Credit Fund A-2, L.P.	7	89,726	$33,198.62
Summit Partners Credit Fund B-2, L.P.	8	55,044	$20,366.28
Summit Investors Credit II, LLC	9	2,499	$924.63
Summit Investors Credit II (UK), LP	10	433	$160.21

EXHIBIT A: FORM OF WARRANT

Final Form

[Front of Warrant]
THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE WERE ORIGINALLY ISSUED ON MAY 13, 2016. NEITHER THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE NOR THE SHARES OBTAINABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT, (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS, AND (3) IN ACCORDANCE WITH APPLICABLE STATE GAMING LAWS.
THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OBTAINABLE UPON EXERCISE HEREOF ARE SUBJECT TO A WARRANT PURCHASE AGREEMENT, DATED AS OF MAY 13, 2016 (THE “WARRANT AGREEMENT”), BY AND AMONG THE ISSUER AND THE OTHER PERSONS NAMED THEREIN, AS SUCH WARRANT AGREEMENT MAY BE AMENDED, RESTATED OR MODIFIED FROM TIME TO TIME, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE WARRANT AGREEMENT, AND ANY TRANSFEREE OF THESE SECURITIES SHALL BE SUBJECT TO (AND HAVE RIGHTS UNDER) THE TERMS OF THE WARRANT AGREEMENT. A COPY OF THE WARRANT AGREEMENT IS MAINTAINED WITH THE COMPANY RECORDS OF THE ISSUER AND IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE ISSUER.
HOLDING, TRANSFERRING AND EXERCISING THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OBTAINABLE UPON EXERCISE HEREOF ARE SUBJECT TO ADDITIONAL LIMITATIONS SET FORTH HEREIN, UNDER THE WARRANT AGREEMENT, AND UNDER APPLICABLE STATE GAMING LAWS.
THE SECURITIES OBTAINABLE UPON EXERCISE OF THIS WARRANT MAY INCREASE OR DECREASE UPON THE OCCURRENCE OF CERTAIN EVENTS SPECIFIED HEREIN AND IN THE WARRANT AGREEMENT. ACCORDINGLY, THE ACTUAL NUMBER OF SHARES OBTAINABLE UPON EXERCISE OF THIS WARRANT MAY BE MORE OR LESS THAN THE AMOUNT INITIALLY ISSUABLE ON THE FACE HEREOF.

FULL HOUSE RESORTS, INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

Date of Issuance: May 13, 2016                             Certificate No. ___

FOR VALUE RECEIVED, Full House Resorts, Inc., a Delaware corporation (the “Company”), hereby grants to [Summit Entity], a [•], or its registered assigns (the “Registered Holder”) the right, subject to any applicable Gaming Laws, to purchase from the Company, at any time and from time to time from and including the date hereof (the “Commencement Date”) to and including May 13, 2026 (the “Expiration Date”), [•] Shares of the Company1. The price per Share payable by the Registered Holder in connection with any exercises of this Warrant shall be equal to the average VWAP for the 30 Trading Days immediately preceding May 13, 2016 and the 30 Trading Days immediately following May 13, 2016 (the “Exercise Price”); provided, that the Exercise Price shall equal the average VWAP for the 30 Trading Days immediately preceding May 13, 2016 until the date that is the 31st Trading Day following May 13, 2016.

This Warrant to Purchase Shares of Common Stock (this “Warrant”) is issued pursuant to the terms of that certain Warrant Purchase Agreement by and among the Company and the initial holder hereof, dated as of May 13, 2016 (the “Warrant Agreement”), which is being entered into in connection with that certain Amended and Restated Second Lien Credit Agreement by and among the Company as the borrower, the initial holder hereof, ABC Funding, LLC, as the administrative agent, and the other parties thereto, dated as of May 13, 2016 (as amended, amended and restated, replaced or otherwise modified and in effect from time to time, the “Credit Agreement”). The Company shall number and register the Warrant in a register (the “Warrant Register”), which the Company shall correctly and promptly modify and supplement to reflect all Transfers not prohibited by the terms of this Warrant or the Warrant Agreement, and which shall be maintained at the principal office of the Company. The Company shall be entitled to treat the Registered Holder of the Warrant as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other Person.

Certain capitalized terms used herein have the meanings set forth in Section 4. The number of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant and the Warrant Agreement.

1 To equal 5% of the common equity of the Company, determined on a fully diluted basis.

[Back of Warrant]
THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE WERE ORIGINALLY ISSUED ON MAY 13, 2016. NEITHER THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE NOR THE SHARES OBTAINABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT, (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS, AND (3) IN ACCORDANCE WITH APPLICABLE STATE GAMING LAWS.
THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OBTAINABLE UPON EXERCISE HEREOF ARE SUBJECT TO A WARRANT PURCHASE AGREEMENT, DATED AS OF MAY 13, 2016 (THE “WARRANT AGREEMENT”), BY AND AMONG THE ISSUER AND THE OTHER PERSONS NAMED THEREIN, AS SUCH WARRANT AGREEMENT MAY BE AMENDED, RESTATED OR MODIFIED FROM TIME TO TIME, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE WARRANT AGREEMENT, AND ANY TRANSFEREE OF THESE SECURITIES SHALL BE SUBJECT TO (AND HAVE RIGHTS UNDER) THE TERMS OF THE WARRANT AGREEMENT. A COPY OF THE WARRANT AGREEMENT IS MAINTAINED WITH THE COMPANY RECORDS OF THE ISSUER AND IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE ISSUER.
HOLDING, TRANSFERRING AND EXERCISING THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OBTAINABLE UPON EXERCISE HEREOF ARE SUBJECT TO ADDITIONAL LIMITATIONS SET FORTH HEREIN, UNDER THE WARRANT AGREEMENT, AND UNDER APPLICABLE STATE GAMING LAWS.
THE SECURITIES OBTAINABLE UPON EXERCISE OF THIS WARRANT MAY INCREASE OR DECREASE UPON THE OCCURRENCE OF CERTAIN EVENTS SPECIFIED HEREIN AND IN THE WARRANT AGREEMENT. ACCORDINGLY, THE ACTUAL NUMBER OF SHARES OBTAINABLE UPON EXERCISE OF THIS WARRANT MAY BE MORE OR LESS THAN THE AMOUNT INITIALLY ISSUABLE ON THE FACE HEREOF.

This Warrant is subject to the following provisions:
Section 1.    Exercise of Warrant.
1A.    Exercise Right. The Registered Holder may exercise, in whole or in part (but not as to a fractional share), the purchase rights represented by this Warrant at any time and from time to time from and after the Commencement Date of this Warrant. Upon and in connection with any such exercise, the Registered Holder shall satisfy any applicable Regulatory Requirements necessary in connection therewith applicable to the Registered Holder or any of its Affiliates. Upon and in connection with any such exercise, the Company shall satisfy all Regulatory Requirements necessary or desirable in connection therewith applicable to it or any of its Subsidiaries.
1B.    Exercise Procedure
(i)    This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the “Exercise Time”):
(a)    a completed Exercise Agreement, as described in Section 1C, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the “Purchaser”);
(b)    this Warrant;
(c)    if this Warrant is not registered in the name of the Purchaser, an assignment or assignments to the Warrant Agreement evidencing the assignment of this Warrant to the Purchaser (and evidence that any applicable Regulatory Requirements necessary in connection with such assignment or assignments have been satisfied);
(d)    evidence that the Purchaser has satisfied any applicable Regulatory Requirements necessary for the Purchaser to exercise this Warrant; and
(e)    either (1) a wire transfer or check payable to the Company in an amount equal to the Exercise Price, (2) the surrender to the Company of loan obligations or debt or equity securities of the Company having a Fair Market Value equal to the Exercise Price of the Shares being purchased upon such exercise, as set forth in the Exercise Agreement (provided that, for purposes of this Section 1B(i)(e)(2), the Fair Market Value of any loan obligation or debt security shall be deemed to be equal to the aggregate outstanding principal amount thereof plus all accrued but unpaid interest thereon), or (3) a written notice to the Company that the Purchaser is exercising all or part of the purchase rights represented by this Warrant by authorizing the Company to withhold from the issuance a number of Shares otherwise to be issued upon such exercise of this Warrant having an aggregate Fair Market Value equal to the Exercise Price and acknowledging that such withheld Shares shall no longer be issuable under this Warrant.
(ii)    Each certificate or instrument (if any) representing Shares purchased upon exercise of all or part of the purchase rights represented by this Warrant shall be delivered by the Company to the Purchaser within five (5) business days after the date of the Exercise Time. Unless no Shares remain issuable under this Warrant after giving effect to such exercise, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not been exercised and shall, within such five (5) business day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

(iii)    For all purposes, the Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Shares at the Exercise Time.
(iv)    The issuance of certificates (if any) for Shares upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Shares. The Company represents, warrants, covenants and agrees that each Share issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor as set forth in Section 1B(i)(e), be duly and validly issued, fully paid and non-assessable and free from all taxes and Liens.
(v)    The Company shall not close its books against the transfer of this Warrant or of any Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.
(vi)    Notwithstanding any other provision hereof, if an exercise of all or part of the purchase rights represented by this Warrant is to be made in connection with a registered public offering or Liquidity Event, the exercise of any portion of this Warrant may, at the election of the Registered Holder or the Purchaser, be conditioned upon the consummation of the public offering or Liquidity Event in which case such exercise shall not be deemed to be effective until the consummation of such public offering or Liquidity Event.
(vii)    The Company at all times (i) shall reserve and keep available out of its authorized but unissued Shares, solely for the purpose of issuance upon the exercise of the Warrants, and (ii) shall have and maintain all necessary authority from its members and Board of Directors to issue upon the exercise of the Warrants, in each case such number of Shares issuable upon the exercise of all outstanding Warrants.
1C.    Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit A hereto; provided that, if the Shares are not to be issued in the name of the Person in whose name this Warrant is registered, then the Exercise Agreement shall also state the name of the Person to whom the certificates for the Shares are to be issued (subject to compliance with the Regulatory Requirements); provided further that, if the number of Shares to be issued does not include all the Shares purchasable hereunder, then the Exercise Agreement shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered (subject to compliance with the Regulatory Requirements). Such Exercise Agreement shall be dated the actual date of execution thereof.
1D.    Fractional Share. If a fractional Shares would, but for the provisions of Section 1A, be issuable upon exercise of the rights represented by this Warrant, then the Company shall, within five (5) business days after the date of the Exercise Time, deliver to the Purchaser a wire transfer or check payable to the Purchaser in lieu of such fractional Share in an amount equal to the difference between the Fair Market Value of such fractional Share as of the date of the Exercise Time and the Exercise Price of such fractional Share.
Section 2.    Adjustments of Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price and the number of Shares obtainable upon exercise of the rights granted by this Warrant shall be subject to adjustment from time to time after the Date of Issuance of this Warrant as provided in this Section 2.

2A.    Adjustment for Change in Shares. If the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the earlier of the exercise in full of this Warrant and the Expiration Date, (x) make a dividend or distribution on any outstanding Shares payable in Company Securities, (y) subdivide (by any interest split, recapitalization or otherwise) outstanding Shares into a larger number of Shares, or (z) combine outstanding Shares into a smaller number of Shares, then, and in each such case, (A) the aggregate number of Shares for which this Warrant is exercisable in effect immediately prior to such event shall be proportionately increased (in the case of a dividend, distribution or subdivision) or decreased (in the case of a combination), and any other appropriate actions shall be taken by the Company, so that the Registered Holder shall be entitled to receive, upon exercise of this Warrant, additional Shares or other Company Securities that it would have received or owned or would have been entitled to receive or own upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event and (B) the Exercise Price payable upon the exercise of this Warrant shall be proportionately adjusted by multiplying the Exercise Price as in effect immediately prior to such event by a function, the numerator of which shall be the number of Shares issuable upon the exercise of this Warrant as of immediately prior to such event, and the denominator of which shall be the number of Shares issuable upon the exercise of this Warrant as of immediately thereafter. An adjustment made pursuant to this Section 2A shall become effective (X) in the case of any such dividend or distribution retroactively on the date immediately following the close of business on the record date for the determination of holders of Shares entitled to receive such dividend or distribution or (Y) in the case of any such subdivision or combination, at the time when such subdivision or combination is effective.
2B.    Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, in each case which is effected in such a manner that the holders of Company Securities are entitled to receive (either directly or upon subsequent liquidation) securities or assets with respect to or in exchange for Company Securities (other than, for the avoidance of doubt, an event described in clause (x), (y) or (z) of Section 2A and other than a Liquidity Event in which no holders of Company Securities are entitled to receive securities or assets with respect to or in exchange for Company Securities), is referred to herein as an “Organic Change.” Upon the consummation of any Organic Change, the Registered Holder will be entitled to receive upon surrender of the Warrant to the Company, in lieu of or addition to (as the case may be) the Shares immediately theretofore acquirable and receivable upon the exercise of such holder’s Warrant, (i) to the extent there are cash proceeds resulting from the consummation of such Organic Change, cash (net of the Exercise Price for the Shares being purchased upon exercise hereof) in an amount equal to the cash proceeds that would have been payable to the Registered Holder had the Registered Holder exercised such Warrant immediately prior to the consummation of such Organic Change, and (ii) to the extent that the Registered Holder would be entitled to receive securities or other assets (in addition to or in lieu of cash in connection with any such Organic Change), the same kind and amounts (net of the total Exercise Price for the Shares being purchased upon exercise hereof) of securities or other assets, or both, that are issuable or distributable to the holders of Company Securities upon such Organic Change, as would have been deliverable to the Registered Holder had the Registered Holder exercised such Warrant immediately prior to the consummation of such Organic Change. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Requisite Majority Purchasers) with respect to such holders’ rights and interests to insure that the terms of this Warrant shall otherwise continue to apply following such Organic Change.
2C.    Other Distributions. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock any asset, other than a distribution of Company Securities covered by Section 2A (“Distributed Property”), then in such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution (and the Exercise Price thereafter applicable) shall be reduced by the Fair Market Value of the Distributed Property distributed in respect of one outstanding share of Common Stock until the Exercise Price equals $0.00. Upon the Exercise Price being reduced to $0.00 pursuant to the adjustments in this Section 2C, the Registered Holder will be entitled to receive distributions of Distributed Property in respect of Common Stock as if the Registered Holder had fully exercised this Warrant.
2D.    Certain Events. Subject to the satisfaction of any applicable Regulatory Requirements necessary in connection therewith, which the Company shall satisfy in advance of undertaking or permitting events described in this Section 2, if any event occurs similar to the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of equity appreciation rights, phantom equity rights or other rights with equity features), then the Company shall make an appropriate adjustment in the Exercise Price and the number of Shares obtainable upon exercise of this Warrant so as to protect the rights of the holders of this Warrant in a manner satisfactory to the Requisite Majority Purchasers; provided that no such adjustment shall increase the Exercise Price or decrease the number of Shares obtainable as otherwise determined pursuant to this Section 2. If the Company shall enter into any transaction for the purpose of avoiding the application of the provisions of this Section 2, the benefits provided by such provisions shall nevertheless apply and be preserved.
2E.    Notice of Certain Events.
(i)    Promptly (but in any event within five (5) business days) upon any adjustment of the Exercise Price and/or the number of Shares issuable upon exercise of this Warrant, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail the circumstances of such adjustment and certifying the calculation of such adjustment.
(ii)    The Company shall give written notice to the Registered Holder (A) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (x) with respect to any dividend or distribution upon the Company Securities, (y) with respect to any pro rata subscription offer to holders of Company Securities, except as otherwise provided in the Warrant Purchase Agreement, or (z) for determining rights to vote with respect to any Organic Change, Liquidity Event, dissolution or liquidation, and (B) promptly upon any issuance of Company Securities (by exchange, new issuance, conversion or otherwise).
(iii)    The Company shall give written notice to the Registered Holders at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding up of the Company shall take place.
Section 3.    Trigger Event Put Right.
3A.    Trigger Event. Promptly following the occurrence of a Trigger Event or in the case of a Trigger Event that is a Liquidity Event, twenty (20) days prior to the proposed consummation thereof, the Company shall give written notice of such Trigger Event to the Registered Holder, describing in reasonable detail the material circumstances or terms and date of occurrence or consummation thereof and a reasonable, good faith calculation of the proposed Repurchase Value in effect on the date of such notice (the “Trigger Notice”). Thereafter, the Company shall give the Registered Holder prompt written notice of any subsequent material change in the terms or timing of the transaction contemplated in the original Trigger Notice (a “Supplemental Trigger Notice”).
3B.    Repurchase Obligation.

(i)    Upon the occurrence of a Trigger Event, the Requisite Majority Purchasers shall have the right to (A) require the Company to repurchase, and (B) require the Registered Holder to sell, all or such portion of this Warrant (calculated by reference to the Shares represented by this Warrant at the time of repurchase) as determined by the Requisite Majority Purchasers (the “Put Right”). The Requisite Majority Purchasers may exercise their Put Right under this Section 3 with respect to a Trigger Event by giving written notice of such election to the Company, specifying the portion of the Warrant to be repurchased (the “Repurchase Notice”), at any time (1) within thirty (30) days following receipt of the Trigger Notice or any Supplemental Trigger Notice, (2) within thirty (30) days prior to each succeeding 6-month anniversary of the date of the consummation of the Trigger Event (each, a “Potential Repurchase Date”), (3) within ten (10) days after any final determination of the Repurchase Value in connection with such Trigger Event or Potential Repurchase Date or (4) after a Trigger Notice should have been delivered if the Company fails to deliver the Trigger Notice pursuant to Section 3A (the latest such date, solely with respect to such Trigger Event, the “Repurchase Notice Date”).
(ii)    If the Requisite Majority Purchasers have elected to require the Company to repurchase all or a portion of this Warrant as set forth in this Section 3 (and not rescinded such election in accordance with this Section 3), then, subject to Section 3E(i), the Company and the Registered Holder shall consummate such repurchase (A) on or before the thirtieth (30th) day after delivery of a Repurchase Notice (and the Company will use all reasonable efforts to consummate such purchase within thirty (30) days after delivery of a Repurchase Notice); provided that if the Company has not received all consents and approvals, if any, necessary to satisfy all Regulatory Requirements applicable to such purchase and sale within such thirty (30) day period, such repurchase shall be consummated on or before the tenth (10th) day following satisfaction of any applicable Regulatory Requirements necessary in connection with such purchase or (B) if the Put Right is exercised in connection with a Trigger Event that is a Liquidity Event, at the closing of such Liquidity Event (each such date of consummation, a “Repurchase Date”).
(iii)    If any proposed Trigger Event does not occur, all requests for repurchase under this Section 3 in connection therewith shall be automatically rescinded. The Requisite Majority Purchasers may revoke any such election at any time (A) within sixty (60) days following delivery of a Repurchase Notice, (B) within thirty (30) days following receipt of any Supplemental Trigger Notice, (C) within thirty (30) days following any final determination of the Repurchase Value in connection with a Trigger Event or any other Potential Repurchase Date and (D) provided such repurchase has not been consummated, after the ninetieth (90th) following delivery of a Repurchase Notice.
(iv)    If the Requisite Majority Purchasers fail to deliver a Repurchase Notice prior to the Repurchase Notice Date with respect to a Trigger Event or other Potential Repurchase Date, or at any time rescinds their election under a Repurchase Notice with respect to a Trigger Event or any Potential Repurchase Date associated with such Trigger Event, the Requisite Majority Purchasers’ right to require the Company to repurchase all or any portion of the Registered Holder’s Warrants in connection with such Trigger Event or other Potential Repurchase Date shall terminate and have no further force or effect; provided that if the Company delivers a Supplemental Trigger Notice with respect to such Trigger Event, then the Put Right with respect to such Trigger Event or other Potential Repurchase Date shall automatically be restored; provided, further that the Requisite Majority Purchasers will continue to have the right to exercise its Put Right with respect to any subsequent Potential Repurchase Date associated with such Trigger Event or other Potential Repurchase Date. For the avoidance of doubt, the Requisite Majority Purchasers shall not be limited in the number of times that they may elect to exercise their repurchase rights pursuant to this Section 3 (e.g., if the Requisite Majority Purchasers elect to cause the repurchase of 50% of the Warrant upon and following a Trigger Event, the Requisite Majority Purchaser may elect to cause the repurchase of the remainder of the Warrant upon a Potential Repurchase Date). The parties expressly acknowledge the provisions of 68 IAC

5-1-6 (the “Indiana Regulation”) related to certain circumstances requiring repurchase of this Warrant. Subject to an enforceable final order of the Indiana Gaming Commission or a court of competent jurisdiction, the Company and the Registered Holder hereby waive the valuation method set forth in the Indiana Regulation and agree that the provisions of this Section 3 shall, for all purposes, prevail over the Indiana Regulation in determining the Repurchase Value.
3C.    Automatic Repurchase. Subject to Section 3E(i), the Company immediately shall repurchase this Warrant at the Repurchase Value upon the occurrence of an Insolvency Event. The Company shall provide prompt notice of the occurrence thereof.
3D.    Repurchase Value. The aggregate Repurchase Value for the Warrant or portion thereof shall be communicated to the Requisite Majority Purchasers by the earlier of five (5) business days following the date of delivery of the Repurchase Notice and five (5) business days prior to the Repurchase Date.
3E.    Repurchase Procedures.
(i)    The Repurchase Value shall be payable at the election of the Company by (A) wire transfer of immediately available funds, (B) in such form which is payable to the holders of Company Securities under the terms applicable to the Liquidity Event or (C) solely in the case of a Trigger Event that is not a Liquidity Event, in the form of an unsecured promissory note (a “Note”). The Registered Holder shall surrender to the Company the certificate, if any, representing this Warrant on or promptly following the Repurchase Date in the manner and at the place designated in the Trigger Notice, and thereupon the aggregate Repurchase Value of such Warrants shall be payable to the Registered Holder, or, if the Company elects to pay the Repurchase Value in the form of a Note, the Registered Holder shall surrender to the Company the certificate, if any, representing this Warrant on or promptly following the date on which the Note is paid in full and, in each case, subject to Section 1B(ii), each surrendered certificate shall be cancelled. If the Company does not repurchase all or any portion of this Warrant on the Repurchase Date or does not pay all or any portion of the Repurchase Value on the Repurchase Date for any reason, the Requisite majority Purchasers may elect in their sole discretion to seek specific performance of the Company’s obligations under this Section 3 or seek damages.
(ii)    The Note shall (A) be issued by the Company and guaranteed by each Subsidiary (as defined in the Warrant Agreement) of the Company, (B) mature on the fourth (4th) anniversary of the Repurchase Date, and (C) initially bear interest at the Applicable Interest Rate (payable on the last day of each calendar month thereafter) and such interest rate shall increase by one-half of one percentage point (0.5%) every six (6) months thereafter until such note is paid in full in cash. Additionally, the Company may elect to pay the interest on the Note in kind; provided that if the Company elects PIK interest the applicable interest rate shall be increased by an additional one percentage point (1%).
Section 4.    Definitions. For purposes of this Warrant, the following terms have the meanings set forth below:
“Affiliate” has the meaning set forth in the Warrant Agreement.
“Applicable Interest Rate” means the greater of (x) 13.25% per annum, (y) the Applicable Rate (as defined in the Credit Agreement) in effect as of the corresponding Repurchase Date and (z) the total yield on any debt used to refinance the Indebtedness (as defined in the Credit Agreement).
“Board of Directors” means the board of directors of the Company.

“Common Stock” means the common stock of the Company with a par value of $0.0001 per share.
“Company Securities” means each of (i) the Common Stock, (ii) any capital stock of the Company (of any class or series) (iii) warrants, options or other agreements, instruments or rights to purchase or otherwise acquire securities described in clause (i) or (ii) of this definition, or (iv) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into securities described in clause (i), (ii) or (iii) of this definition, or (v) any other agreements or rights granted to any Person to participate in the distributions, profits and losses of the Company, in each case measured for the purposes of this Warrant in terms of Share equivalents (or Share equivalents issued or issuable upon the exercise, exchange, conversion, election or otherwise of any warrant, option, note or other agreements, instruments or rights to acquire securities).
“Date of Issuance” means, with respect to any Warrant, the date entered as the “Date of Issuance” set forth thereon.
“Debtor Relief Laws” means the U.S. Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws (as defined in the Credit Agreement) of the U.S. or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Eligible Market” means any of the New York Stock Exchange, the NYSE MKT or Nasdaq (as defined below), and any successor markets thereto.
“Equity Securities” has the meaning set forth in the Warrant Agreement.
“Fair Market Value” has the meaning set forth in the Warrant Agreement.
“Fiscal Quarter” means each calendar quarter ending March 31, June 30, September 30 and December 31.
“Gaming Laws” has the meaning set forth in the Warrant Agreement.
“Governmental Entity” has the meaning set forth in the Warrant Agreement.
“Insolvency Event” will be deemed to have occurred if (i) the Company or any of its Subsidiaries or any guarantor institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, liquidator (within the meaning of the Delaware General Corporation Law) or similar officer for it or for all or any material part of its property, (ii) any receiver, trustee, liquidator (within the meaning of the Delaware General Corporation Law) or similar officer is appointed without the application or consent of the Company or any of its Subsidiaries or any guarantor and the appointment continues undischarged or unstayed for ninety (90) calendar days, (iii) any proceeding under any Debtor Relief Law relating to the Company or any of its Subsidiaries or any guarantor or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for ninety (90) calendar days, or an order for relief is entered in any such proceeding, (iv) the Company or any of its Subsidiaries or any guarantor becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (v) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Company or any of its Subsidiaries or any guarantor and is not released, vacated or fully bonded within ninety (90)

days after its issue or levy; provided that no Insolvency Event shall be deemed to occur to the extent that the foregoing events occur solely with respect to a Subsidiary that did not, as of the last day of the most recent completed Fiscal Quarter, have assets with a value in excess of 1.5% of the consolidated total assets of the Company and its Subsidiaries (or, together with any Subsidiaries previously meeting the requirements of this exception, have assets with an aggregate value in excess of 4.0% of the consolidated total assets of the Company and its Subsidiaries as of such date) and did not, during the most recently completed four (4) full Fiscal Quarters, have revenues exceeding 1.5% of the total revenues of the Company and its Subsidiaries (it being agreed that all Subsidiaries affected by any event or circumstance referred to in this definition shall be considered together, as a single consolidated Subsidiary, for purposes of determining whether an Insolvency Event has occurred).
“Initial Holder” means, with respect to this Warrant, the Registered Holder of this Warrant as of the Closing (as defined in the Warrant Agreement).
“Liens” has the meaning set forth in the Warrant Agreement.
“Liquidity Event” means (i) any sale, transfer, issuance or other transaction or series of sales, transfers, issuances and/or other transactions of or involving the Equity Securities of the Company or any of its Subsidiaries by such entity or any holders thereof which results in the holders of such Equity Securities (as of immediately after the issuance of the Warrants and consummation of the transactions contemplated by the Credit Agreement) ceasing to own more than 50% of such entity’s total voting power represented by the outstanding voting securities of such entity immediately following such sale, transfer or issuance or series of sales, transfers and/or issuances, (ii) any sale, lease, conveyance, exclusive license, transfer or other disposition of all or substantially all of the assets or of the intellectual property of the Company and its Subsidiaries on a consolidated basis (measured by fair market value determined in the reasonable good faith judgment of the Company’s Board of Directors and the Requisite Majority Purchasers) in any transaction or series of transactions, except where such sale, lease, conveyance, exclusive license, transfer or other disposition is to a wholly-owned Subsidiary of the Company, and (iii) any merger or consolidation or other transaction to which the Company or any of its Subsidiaries is a party, except for a merger in which such entity is the surviving corporation, the terms and relative priorities of such entity’s Equity Securities are not changed and not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of Equity Securities (as of immediately after the issuance of the Warrants and consummation of the transactions contemplated by the Credit Agreement) shall continue to own more than 50% of such entity’s total voting power represented by the outstanding voting securities of such entity immediately following such merger or consolidation.
“Market Price” means (i) if the principal trading market for such securities is an exchange, the average of the last reported sale prices per share for the last ten previous Trading Days in which a sale was reported, as officially reported on any consolidated tape, (ii) if clause (i) is not applicable, the average of the closing bid price per share for the last ten previous Trading Days as quoted by OTC Markets, Inc. for such securities. Notwithstanding the foregoing, if there is no reported sales price or closing bid price, as the case may be, on any of the ten Trading Days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith after reasonable investigation by resolution of the Board of Directors.
“Nasdaq” means the Nasdaq Global Select Market, the Nasdaq Global Market and the Nasdaq Capital Market.
“Person” has the meaning set forth in the Warrant Agreement.

“Regulatory Requirement” means any notice or filing to be submitted to, any consent, approval or registration of, or any waiver, qualification, licensure, finding of suitability or exception to be provided by, any Governmental Entity (including under any applicable Gaming Laws), relating to the ownership, Transfer or exercise of this Warrant or the issuance and initial ownership of the Shares issued or issuable upon the exercise thereof.
“Repurchase Value” means, with respect to any portion of this Warrant, (i) in the case of a Trigger Event which is a Liquidity Event constituting an arm’s length third-party transaction, the product of (A) the number of Shares issuable upon exercise of such portion of this Warrant, multiplied by (B) the transaction consideration payable in respect of a Share in connection with such Liquidity Event, or (ii) in the case of any other Trigger Event, the Fair Market Value of a Share as of the date of delivery of the Repurchase Notice, in each case net of the Exercise Price for the Shares subject to the portion of the warrant being repurchased; provided that if this Warrant is not repurchased in full upon the sixtieth (60th) day following the delivery of the Repurchase Notice, then the Repurchase Value shall bear interest at the Applicable Interest Rate beginning on the sixty-first (61st) day following the delivery of the Repurchase Notice and compounding on the last day of each calendar month thereafter, and such interest shall be payable in full, in cash, tougher with the payment of the Repurchase Value.
“Requisite Majority Purchasers” has the meaning set forth in the Warrant Agreement.
“Share” means a share of Common Stock.
“Subsidiary” has the meaning set forth in the Warrant Agreement.
“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on any Eligible Market or (b) if the Common Stock is not then quoted and traded on any Eligible Market, then a day on which trading occurs on the OTCQB or OTCQX markets maintained by OTC Markets, Inc.(or any successor thereto).
“Transfer” means any direct or indirect sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law) or an offer or agreement to do the foregoing. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.
“Trigger Event” means the occurrence of any of the following: (i) the Maturity Date (as defined in the Credit Agreement), (ii) acceleration pursuant to Section 6.02 of the Credit Agreement, (iii) a refinancing, repayment or other transaction or series of transactions which results in the aggregate principal amount of outstanding Obligations decreasing to an amount equal to 50% or less of Obligations outstanding as of immediately after the issuance of the Warrants and consummation of the transactions contemplated by the Credit Agreement, or (iv) a Liquidity Event.
“VWAP” means, for any date, the price determined by the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the exchange on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)).
Section 5.    No Voting Rights; Limitations of Liability. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a holder of Shares. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Shares obtainable by exercise hereof or as a holder of Shares.
Section 6.    Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon (including any conditions set forth in the Warrant Agreement), this Warrant and all rights hereunder are freely Transferable, in whole or in part, without charge to the Registered Holder. Upon and in connection with any such Transfer, the Registered Holder or Transferee, as applicable, shall satisfy any Regulatory Requirements necessary in connection with such Transfer applicable to the Registered Holder, Transferee or their respective Affiliates.
Section 7.    Certificate Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date on which the Company initially issues this Warrant shall be deemed to be the Date of Issuance with respect to any such new Warrants, regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.
Section 8.    Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Warrant shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid) or (iii) upon acknowledgment of receipt after transmittal by facsimile or email. Such notices, demands and other communications shall be sent to the Company, to the address indicated in or pursuant to the Warrant Agreement or otherwise to its principal executive offices, and to the Registered Holder, at its address as it appears in the Warrant Agreement or otherwise on the books and records of the Company.
Section 9.    Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Requisite Majority Purchasers; provided that if a Registered Holder is treated in a manner differently than the Requisite Majority Purchasers (whether directly or as a result of different interests in the circumstances giving rise to an amendment), then such amendment or waiver also will acquire the consent of a majority of the Registered Holders so treated differently. No course of dealing between the Company and a Registered Holder or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such Registered Holder hereunder.
Section 10.    Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation and shall mean in each instance “including without limitation.”
Section 11.    Governing Law and Waiver of Jury Trial.
11A.    Governing Law. The corporation laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its securityholders. Any applicable Gaming Laws of those jurisdictions where the Company and its Subsidiaries conduct gaming activities and operations shall govern all matters with respect to Gaming Laws, including Regulatory Requirements under such Gaming Laws. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Warrant and the exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Any dispute relating hereto shall be heard exclusively in the state or federal courts of New York, and the parties agree to jurisdiction and venue therein.
11B.    MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HEREUNDER. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Section 12.    Delivery by Facsimile or PDF. This Warrant, the agreements and instruments referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of facsimile transmission or electronic transmission in pdf, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic transmission in pdf format to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission in pdf as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
Section 13.    Agreement to be Bound. By Registered Holder’s receipt and acceptance of this Warrant, the Registered Holder acknowledges and hereby agrees to be bound by the terms and conditions of this Warrant that are applicable to the Registered Holder. Any and all Shares issued upon exercise hereof shall, immediately upon such issuance, and without further action by or on behalf of the Registered Holder or the Company, become subject to such terms and conditions of the Certificate of Incorporation of the Company as are by their terms applicable to such Shares, as well as any applicable Gaming Laws.
* * * * *

IN WITNESS WHEREOF, the undersigned has executed or caused to be executed on its behalf this Warrant, to be dated the Date of Issuance hereof.

FULL HOUSE RESORTS, INC.,

By:
Name:
Its:

EXHIBIT A: FORM OF EXERCISE AGREEMENT
To: Full House Resorts, Inc.                Dated: _______________
The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. ____ ), hereby agrees to subscribe for the purchase of __________ Shares covered by such Warrant and makes payment herewith in full therefor at the price per Share that is provided in the terms and conditions of such Warrant, and requests that the certificate representing such Shares be issued in the name of, and delivered to, ________________, whose address is ___________________________.
[PURCHASER]2

By:    _________________________
Name:    _________________________
Title:    _________________________
Street Address:

2 Must conform in all respects to the name of the Registered Holder as specified on the face of the warrant or to the name of any Transferee with respect to which the conditions of Section 1B(i)(c) are satisfied.

EXHIBIT B: FORM OF ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Transferee named below all of the rights of the undersigned under the attached Warrant (Certificate No. ______) with respect to the Warrant Percentage or Shares set forth below:

Transferee	Address	Warrant Percentage	Shares

Dated:	Signature
Name
Witness

EXHIBIT C: FORM OF JOINDER
THIS JOINDER TO WARRANT PURCHASE AGREEMENT (this “Joinder”) is made as of __________ _____, ______ by __________________, a ________________ (the “Transferee”) pursuant to that certain Warrant Purchase Agreement by and among Full House Resorts, Inc., a Delaware corporation (the “Company”), and the Persons listed on the Schedule of Purchasers attached hereto (collectively referred to herein as the “Purchasers” and individually as a “Purchaser”) (as amended, supplemented or otherwise modified from time to time, the “Warrant Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Warrant Agreement.

In consideration of the Transfer of Warrants to the Transferee and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Transferee hereby agrees that the Transferee hereby joins in and agrees to be bound by, and shall be entitled to the benefits of and responsible for obligations under, each and all of the provisions of the Warrant Agreement as a Warrantholder thereunder.

For purposes of delivering any notice under the Warrant Agreement, the address of the Transferee is as follows:

_________________________
_________________________
_________________________
Attention:    _________________________
Facsimile:    _________________________

This Joinder and the rights of the Purchaser hereunder shall be interpreted in accordance with the laws of the State of New York, and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws.

IN WITNESS WHEREOF, this Joinder has been executed as of this _____ day of __________, ____.

TRANSFEREE:

By:    _________________________
Name:    _________________________
Title:    _________________________

EXHIBIT D: PURCHASE PRICE ALLOCATION
The aggregate purchase price for the Warrants shall equal $372,430.16.